Exhibit 99.2

IAC/INTERACTIVECORP AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED

FINANCIAL STATEMENTS

On August 20, 2008, IAC/InterActiveCorp (“IAC”) completed the spin-off transaction which separated IAC into five publicly traded companies:

•                  IAC, which includes:

•                  the businesses currently comprising its Media & Advertising sector;

•                  the Match and ServiceMagic segments;

•                  the businesses currently comprising its Emerging Businesses group, including Shoebuy and ReserveAmerica, which were formerly included in the Retailing and Ticketmaster segments, respectively; and

•                  certain investments in unconsolidated affiliates.

•                  HSN, Inc. (“HSNi”), which includes HSN TV, HSN.com, and the Cornerstone Brands, Inc. portfolio of catalogs, websites and retail locations;

•                  Interval Leisure Group, Inc. (“ILG”), which includes the businesses currently comprising the Interval segment;

•                  Ticketmaster, which includes its primary domestic and international operations as well as certain investments in unconsolidated affiliates; and

•                  Tree.com, Inc. (“Tree.com”), which includes the businesses currently comprising the Lending and Real Estate segments.

In addition, on May 30, 2008, IAC sold Entertainment Publications, Inc. (“EPI”), which was previously reported in IAC’s Entertainment segment. Accordingly, the results of operations of HSNi, ILG, Ticketmaster, Tree.com and EPI have been classified as discontinued operations in the accompanying unaudited pro forma condensed combined statements of operations for all periods presented. The assets and liabilities of HSNi, ILG, Ticketmaster and Tree.com (each, a “Spinco” and collectively, the “Spincos”) have been presented as assets and liabilities of discontinued operations for all periods presented in the accompanying unaudited pro forma condensed combined balance sheets. The assets and liabilities of EPI have been classified as “Assets held for sale” and “Liabilities held for sale” in the accompanying unaudited pro forma condensed combined balance sheets until the second quarter of 2008. These unaudited pro forma condensed combined financial statements give effect to the operations of HSNi, ILG, Ticketmaster, Tree.com and EPI being discontinued effective January 1, 2005.

The following unaudited pro forma condensed combined balance sheet of IAC as of June 30, 2008 has been derived from:

•                  the unaudited historical consolidated balance sheets of IAC, ILG and Tree.com as of June 30, 2008; and

•                  the unaudited historical combined balance sheets of HSNi and Ticketmaster as of June 30, 2008.

The following unaudited pro forma condensed combined balance sheets of IAC as of December 31, 2007 and 2006 have been derived from:

•                  the audited historical consolidated balance sheets of IAC, ILG and Tree.com as of December 31, 2007 and 2006;

•                  the audited historical combined balance sheets of HSNi and Ticketmaster as of December 31, 2007 and 2006; and

•                  the unaudited historical consolidated balance sheet of EPI as of December 31, 2006.

The following unaudited pro forma condensed combined statements of operations of IAC for the six months ended June 30, 2008 and 2007 have been derived from:

•                  the unaudited historical consolidated statements of operations of IAC, ILG and Tree.com for the six months ended June 30, 2008 and 2007; and

•                  the unaudited historical combined statements of operations of HSNi and Ticketmaster for the six months ended June 30, 2008 and 2007.

The following unaudited pro forma condensed combined statements of operations of IAC for each of the years in the three-year period ended December 31, 2007 have been derived from:

•                  the audited historical consolidated statements of operations of IAC, ILG and Tree.com for each of the years in the three-year period ended December 31, 2007;

•                  the audited historical combined statements of operations of HSNi and Ticketmaster for each of the years in the three-year period ended December 31, 2007; and

•                  the unaudited historical consolidated statements of operations of EPI for each of the years in the three-year period ended December 31, 2007.

The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have been achieved by IAC if the operations of HSNi, ILG, Ticketmaster, Tree.com and EPI had been discontinued at January 1, 2005, nor is it indicative of the future operating results or financial position of IAC. The pro forma adjustments are based upon information and assumptions available at the time of the filing of this Form 8-K. The pro forma information should be read in conjunction with the accompanying notes thereto and with IAC’s historical consolidated financial statements and related notes thereto.

IAC/INTERACTIVECORP AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

	IAC Condensed June 30, 2008	HSN, Inc. Condensed June 30, 2008	Interval Leisure Group, Inc. Condensed June 30, 2008	Ticketmaster Condensed June 30, 2008	Tree.com, Inc. Condensed June 30, 2008	Total Spincos	Subtotal	Spincos Pro Forma Adjustments	Notes	Total Pro Forma Condensed June 30, 2008
	(In thousands)
ASSETS
Cash and cash equivalents	$1,431,991	$5,057	$76,208	$520,795	$53,301	$655,361	$776,630	$(115,240)	(a), (c)	$661,390
Restricted cash and cash equivalents	9,331	—	5,085	—	2,905	7,990	1,341	—		1,341
Marketable securities	143,391	—	—	4,133	—	4,133	139,258	—		139,258
Prepaid and other current assets	1,242,116	555,344	80,491	259,989	112,132	1,007,956	234,160	11,145	(b)	245,305
Current assets of discontinued operations	—	—	—	—	—	—	—	1,779,535	(c)	1,779,535
Total current assets	2,826,829	560,401	161,784	784,917	168,338	1,675,440	1,151,389	1,675,440		2,826,829
Property and equipment, net	655,695	151,125	35,982	112,434	20,077	319,618	336,077	—		336,077
Goodwill	6,415,138	2,662,830	513,323	1,389,179	9,285	4,574,617	1,840,521	2,303	(b)	1,842,824
Intangible assets, net	1,343,628	489,208	175,965	224,635	67,884	957,692	385,936	—		385,936
Long-term investments and other non-current assets	787,009	10,719	41,354	222,870	184	275,127	511,882	92,039	(b)	603,921
Non-current assets of discontinued operations	—	—	—	—	—	—	—	6,032,712	(c)	6,032,712
TOTAL ASSETS	$12,028,299	$3,874,283	$928,408	$2,734,035	$265,768	$7,802,494	$4,225,805	$7,802,494		$12,028,299
LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES:
Current maturities of long-term obligations and short-term borrowings	$77,773	$57	$—	$2,269	$75,433	$77,759	$14	$—		$14
Accrued expenses and other current liabilities	1,518,500	355,333	177,428	597,287	76,668	1,206,716	311,784	39,651	(b), (c)	351,435
Current liabilities of discontinued operations	—	—	—	—	—	—	—	1,244,824	(c)	1,244,824
Total current liabilities	1,596,273	355,390	177,428	599,556	152,101	1,284,475	311,798	1,284,475		1,596,273
Long-term obligations, net of current maturities	835,199	—	—	1,641	—	1,641	833,558	—		833,558
Income taxes payable	263,430	163	—	1,022	819	2,004	261,426	(17)	(b)	261,409
Other long-term liabilities	177,592	8,277	144,727	5,625	2,071	160,700	16,892	—		16,892
Non-current liabilities of discontinued operations	—	—	—	—	—	—	—	1,097,550	(c)	1,097,550
Deferred income taxes	926,861	788,728	106,341	66,245	24,944	986,258	(59,397)	60,197	(b)	800
Minority interest	39,445	—	519	7,331	—	7,850	31,595	723	(b)	32,318
Commitments and contingencies
SHAREHOLDERS’ EQUITY:
Invested capital	—	4,280,408	726,795	2,604,162	766,365	8,377,730	(8,377,730)	8,377,730	(c)	—
(Receivable from) payable to IAC and subsidiaries	—	(1,559,460)	(495,374)	(606,947)	46,454	(2,615,327)	2,615,327	(2,615,327)	(c)	—
Preferred stock $.01 par value	—	—	—	—	—	—	—	—		—
Common stock $.001 par value	419	—	—	—	—	—	419	—		419
Class B convertible common stock $.001 par value	32	—	—	—	—	—	32	—		32
Additional paid-in capital	14,807,363	—	—	—	—	—	14,807,363	—		14,807,363
Retained earnings (accumulated deficit)	199,039	—	266,784	—	(726,986)	(460,202)	659,241	(460,202)	(c)	199,039
Accumulated other comprehensive income	96,975	777	1,188	55,400	—	57,365	39,610	57,365	(c)	96,975
Treasury stock	(6,914,329)	—	—	—	—	—	(6,914,329)	—		(6,914,329)
Total shareholders’ equity	8,189,499	2,721,725	499,393	2,052,615	85,833	5,359,566	2,829,933	5,359,566		8,189,499
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$12,028,299	$3,874,283	$928,408	$2,734,035	$265,768	$7,802,494	$4,225,805	$7,802,494		$12,028,299

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

IAC/INTERACTIVECORP AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

	IAC Condensed December 31, 2007	HSN, Inc. Condensed December 31, 2007	Interval Leisure Group, Inc. Condensed December 31, 2007	Ticketmaster Condensed December 31, 2007	Tree.com, Inc. Condensed December 31, 2007	Total Spincos	Subtotal	Spincos Pro Forma Adjustments	Notes	Total Pro Forma Condensed December 31, 2007
	(In thousands)
ASSETS
Cash and cash equivalents	$1,585,302	$6,220	$67,113	$568,417	$45,940	$687,690	$897,612	$(21,468)	(a), (c)	$876,144
Restricted cash and cash equivalents	23,701	—	5,817	853	14,953	21,623	2,078	—		2,078
Marketable securities	326,788	—	—	—	—	—	326,788	—		326,788
Assets held for sale	126,996	—	—	—	—	—	126,996	—		126,996
Prepaid and other current assets	1,363,450	589,808	74,633	223,590	111,618	999,649	363,801	1,238	(b)	365,039
Current assets of discontinued operations	—	—	—	—	—	—	—	1,729,192	(c)	1,729,192
Total current assets	3,426,237	596,028	147,563	792,860	172,511	1,708,962	1,717,275	1,708,962		3,426,237
Property and equipment, net	641,697	155,805	34,963	95,122	21,466	307,356	334,341	—		334,341
Goodwill	6,453,664	2,884,389	514,308	1,090,418	140,892	4,630,007	1,823,657	122	(b)	1,823,779
Intangible assets, net	1,363,237	571,662	188,895	92,325	108,440	961,322	401,915	—		401,915
Long-term investments and other non-current assets	705,967	12,747	36,888	235,809	278	285,722	420,245	82,542	(b)	502,787
Non-current assets of discontinued operations	—	—	—	—	—	—	—	6,101,743	(c)	6,101,743
TOTAL ASSETS	$12,590,802	$4,220,631	$922,617	$2,306,534	$443,587	$7,893,369	$4,697,433	$7,893,369		$12,590,802
LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES:
Current maturities of long-term obligations and short-term borrowings	$111,857	$117	$—	$14	$99,622	$99,753	$12,104	$—		$12,104
Liabilities held for sale	59,689	—	—	—	—	—	59,689	—		59,689
Accrued expenses and other current liabilities	1,562,687	448,726	160,275	522,929	89,376	1,221,306	341,381	55,752	(b), (c)	397,133
Current liabilities of discontinued operations	—	—	—	—	—	—	—	1,265,307	(c)	1,265,307
Total current liabilities	1,734,233	448,843	160,275	522,943	188,998	1,321,059	413,174	1,321,059		1,734,233
Long-term obligations, net of current maturities	834,566	—	—	—	—	—	834,566	—		834,566
Income taxes payable	265,962	137	—	982	730	1,849	264,113	—		264,113
Other long-term liabilities	169,490	8,796	141,330	3,204	2,529	155,859	13,631	—		13,631
Non-current liabilities of discontinued operations	—	—	—	—	—	—	—	1,127,479	(c)	1,127,479
Deferred income taxes	962,408	819,969	107,133	32,416	36,706	996,224	(33,816)	34,054	(b)	238
Minority interest	40,481	—	512	7,812	—	8,324	32,157	723	(b)	32,880
Commitments and contingencies
SHAREHOLDERS’ EQUITY:
Invested capital	—	4,522,873	726,919	2,172,497	751,923	8,174,212	(8,174,212)	8,174,212	(c)	—
(Receivable from) payable to IAC and subsidiaries	—	(1,581,157)	(436,475)	(474,110)	20,067	(2,471,675)	2,471,675	(2,471,675)	(c)	—
Preferred stock $.01 par value	—	—	—	—	—	—	—	—		—
Common stock $.001 par value	417	—	—	—	—	—	417	—		417
Class B convertible common stock $.001 par value	32	—	—	—	—	—	32	—		32
Additional paid-in capital	14,744,318	—	—	—	—	—	14,744,318	—		14,744,318
Retained earnings (accumulated deficit)	567,820	—	222,484	—	(557,366)	(334,882)	902,702	(334,882)	(c)	567,820
Accumulated other comprehensive income (loss)	39,814	1,170	439	40,790	—	42,399	(2,585)	42,399	(c)	39,814
Treasury stock	(6,768,739)	—	—	—	—	—	(6,768,739)	—		(6,768,739)
Total shareholders’ equity	8,583,662	2,942,886	513,367	1,739,177	214,624	5,410,054	3,173,608	5,410,054		8,583,662
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$12,590,802	$4,220,631	$922,617	$2,306,534	$443,587	$7,893,369	$4,697,433	$7,893,369		$12,590,802

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

IAC/INTERACTIVECORP AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

	IAC Condensed Including EPI December 31, 2006	(d) EPI December 31, 2006	Subtotal	HSN, Inc. Condensed December 31, 2006	Interval Leisure Group, Inc. Condensed December 31, 2006	Ticketmaster Condensed December 31, 2006	Tree.com, Inc. Condensed December 31, 2006	Total Spincos	Subtotal	Spincos Pro Forma Adjustments	Notes	Total Pro Forma Condensed December 31, 2006
	(In thousands)
ASSETS
Cash and cash equivalents	$1,428,140	$—	$1,428,140	$53,367	$37,557	$317,577	$99,498	$507,999	$920,141	$(27,853)	(a), (c)	$892,288
Restricted cash and cash equivalents	27,855	—	27,855	—	293	—	15,467	15,760	12,095	—		12,095
Marketable securities	897,742	—	897,742	—	—	—	—	—	897,742	—		897,742
Assets held for sale	226,880	(177,033)	403,913	226,880	—	—	—	226,880	177,033	—		177,033
Prepaid and other current assets	1,377,640	(2,511)	1,380,151	548,516	54,974	152,230	389,973	1,145,693	234,458	33,798	(b)	268,256
Current assets of discontinued operations	—	—	—	—	—	—	—	—	—	1,890,387	(c)	1,890,387
Total current assets	3,958,257	(179,544)	4,137,801	828,763	92,824	469,807	504,938	1,896,332	2,241,469	1,896,332		4,137,801
Property and equipment, net	594,536	12,035	582,501	143,209	21,330	82,599	30,677	277,815	304,686	—		304,686
Goodwill	6,849,976	66,703	6,783,273	2,883,769	473,879	1,051,732	582,295	4,991,675	1,791,598	21	(b)	1,791,619
Intangible assets, net	1,463,972	53,115	1,410,857	584,343	153,220	110,629	142,781	990,973	419,884	—		419,884
Long-term investments and other non-current assets	330,047	1,323	328,724	18,083	26,424	100,944	354	145,805	182,919	854	(b)	183,773
Non-current assets of discontinued operations	—	—	—	—	—	—	—	—	—	6,405,393	(c)	6,405,393
TOTAL ASSETS	$13,196,788	$(46,368)	$13,243,156	$4,458,167	$767,677	$1,815,711	$1,261,045	$8,302,600	$4,940,556	$8,302,600		$13,243,156
LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES:
Current maturities of long-term obligations and short-term borrowings	$357,679	$—	$357,679	$—	$—	$27	$350,072	$350,099	$7,580	$—		$7,580
Liabilities held for sale	64,345	(43,523)	107,868	64,345	—	—	—	64,345	43,523	—		43,523
Accrued expenses and other current liabilities	1,844,964	13,098	1,831,866	423,826	136,028	410,138	75,403	1,045,395	786,471	59,809	(b), (c)	846,280
Current liabilities of discontinued operations	—	—	—	—	—	—	—	—	—	1,400,030	(c)	1,400,030
Total current liabilities	2,266,988	(30,425)	2,297,413	488,171	136,028	410,165	425,475	1,459,839	837,574	1,459,839		2,297,413
Long-term obligations, net of current maturities	856,408	—	856,408	—	—	13	19,347	19,360	837,048	—		837,048
Other long-term liabilities	196,460	2,516	193,944	9,709	124,690	3,497	3,794	141,690	52,254	—		52,254
Non-current liabilities of discontinued operations	—	—	—	—	—	—	—	—	—	1,249,315	(c)	1,249,315
Deferred income taxes	1,112,577	(18,459)	1,131,036	836,571	98,072	43,530	38,976	1,017,149	113,887	(70,447)	(b)	43,440
Minority interest	24,881	—	24,881	—	—	669	—	669	24,212	—		24,212
Commitments and contingencies
SHAREHOLDERS’ EQUITY:
Invested capital	—	—	—	4,569,019	612,532	1,874,710	750,331	7,806,592	(7,806,592)	7,806,592	(c)	—
(Receivable from) payable to IAC and subsidiaries	—	—	—	(1,483,873)	(355,057)	(539,861)	29,126	(2,349,665)	2,349,665	(2,349,665)	(c)	—
Preferred stock $.01 par value	—	—	—	—	—	—	—	—	—	—		—
Common stock $.001 par value	410	—	410	—	—	—	—	—	410	—		410
Class B convertible common stock $.001 par value	32	—	32	—	—	—	—	—	32	—		32
Additional paid-in capital	14,636,478	—	14,636,478	—	—	—	—	—	14,636,478	—		14,636,478
Retained earnings (accumulated deficit)	291,192	—	291,192	—	151,198	—	(6,004)	145,194	145,998	145,194	(c)	291,192
Accumulated other comprehensive income	76,505	—	76,505	38,570	214	22,988	—	61,772	14,733	61,772	(c)	76,505
Treasury stock	(6,260,145)	—	(6,260,145)	—	—	—	—	—	(6,260,145)	—		(6,260,145)
Note receivable from key executive for common stock issuance	(4,998)	—	(4,998)	—	—	—	—	—	(4,998)	—		(4,998)
Total shareholders’ equity	8,739,474	—	8,739,474	3,123,716	408,887	1,357,837	773,453	5,663,893	3,075,581	5,663,893		8,739,474
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$13,196,788	$(46,368)	$13,243,156	$4,458,167	$767,677	$1,815,711	$1,261,045	$8,302,600	$4,940,556	$8,302,600		$13,243,156

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

IAC/INTERACTIVECORP AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

	IAC Condensed Six Months Ended June 30, 2008	HSN, Inc. Condensed Six Months Ended June 30, 2008	Interval Leisure Group, Inc. Condensed Six Months Ended June 30, 2008	Ticketmaster Condensed Six Months Ended June 30, 2008	Tree.com, Inc. Condensed Six Months Ended June 30, 2008	Total Spincos	Subtotal	Spincos Pro Forma Adjustments	Notes	Total Pro Forma Condensed Six Months Ended June 30, 2008
	(In thousands)
Product sales	$1,428,675	$1,372,712	$—	$—	$—	$1,372,712	$55,963	$—		$55,963
Service revenue	1,748,273	—	219,121	731,350	130,176	1,080,647	667,626	1,231	(e)	668,857
Net revenue	3,176,948	1,372,712	219,121	731,350	130,176	2,453,359	723,589	1,231		724,820
Cost of sales—product sales (exclusive of depreciation shown separately below)	925,838	888,663	—	—	—	888,663	37,175	384	(e), (g)	37,559
Cost of sales—service revenue (exclusive of depreciation shown separately below)	801,469	—	70,321	469,571	35,141	575,033	226,436	(33)	(e), (g)	226,403
Gross profit	1,449,641	484,049	148,800	261,779	95,035	989,663	459,978	880		460,858
Selling and marketing expense	639,784	280,995	25,775	44,029	64,480	415,279	224,505	633	(e)	225,138
General and administrative expense	437,202	110,161	40,134	87,497	38,036	275,828	161,374	5,969	(e), (f), (g)	167,343
Other operating expense	61,964	28,811	—	—	3,552	32,363	29,601	(8)	(g)	29,593
Amortization of non-cash marketing	10,128	4,261	—	—	—	4,261	5,867	—		5,867
Amortization of intangibles	172,258	82,454	12,954	20,403	40,706	156,517	15,741	—		15,741
Depreciation	84,195	18,421	4,627	22,883	3,546	49,477	34,718	—		34,718
Goodwill impairment	354,005	221,500	—	—	130,957	352,457	1,548	(1,548)	(g)	—
Operating (loss) income	(309,895)	(262,554)	65,310	86,967	(186,242)	(296,519)	(13,376)	(4,166)		(17,542)
Other income (expense):
Interest income	18,493	39	7,135	3,022	11	10,207	8,286	5,490	(e)	13,776
Interest expense	(27,377)	—	(113)	(5,905)	(328)	(6,346)	(21,031)	(4,833)	(e)	(25,864)
Equity in income (losses) of unconsolidated affiliates	11,425	—	—	(802)	—	(802)	12,227	—		12,227
Other (expense) income	(87,012)	—	(540)	657	(2)	115	(87,127)	(1,797)	(g)	(88,924)
Total other (expense) income, net	(84,471)	39	6,482	(3,028)	(319)	3,174	(87,645)	(1,140)		(88,785)
(Loss) earnings from continuing operations before income taxes and minority interest	(394,366)	(262,515)	71,792	83,939	(186,561)	(293,345)	(101,021)	(5,306)		(106,327)
Income tax benefit (provision)	7,516	22,544	(27,485)	(29,675)	13,842	(20,774)	28,290	(10,052)	(h)	18,238
Minority interest in losses (income) of consolidated subsidiaries	2,262	—	(7)	1,455	—	1,448	814	—		814
(Loss) earnings from continuing operations	$(384,588)	$(239,971)	$44,300	$55,719	$(172,719)	$(312,671)	$(71,917)	$(15,358)		$(87,275)

Loss per share from continuing operations: (i)
Basic loss per share	$(1.38)									$(0.63)
Diluted loss per share	$(1.38)									$(0.63)

Non-cash compensation expense is included in the following line items in the condensed combined statements of operations:

Cost of sales	$4,441	$603	$240	$538	$162	$1,543	$2,898	$—		$2,898
Selling and marketing expense	4,861	660	263	588	177	1,688	3,173	—		3,173
General and administrative expense	52,531	6,468	2,590	10,267	1,878	21,203	31,328	7	(g)	31,335
Other operating expense	106	6	—	—	2	8	98	(7)	(g)	91
Total non-cash compensation expense	$61,939	$7,737	$3,093	$11,393	$2,219	$24,442	$37,497	$—		$37,497

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

IAC/INTERACTIVECORP AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

	IAC Condensed Six Months Ended June 30, 2007	HSN, Inc. Condensed Six Months Ended June 30, 2007	Interval Leisure Group, Inc. Condensed Six Months Ended June 30, 2007	Ticketmaster Condensed Six Months Ended June 30, 2007	Tree.com, Inc. Condensed Six Months Ended June 30, 2007	Total Spincos	Subtotal	Spincos Pro Forma Adjustments	Notes	Total Pro Forma Condensed Six Months Ended June 30, 2007
	(In thousands)
Product sales	$1,389,133	$1,348,211	$—	$—	$—	$1,348,211	$40,922	$2	(e)	$40,924
Service revenue	1,572,607	—	172,318	596,993	220,638	989,949	582,658	(5,241)	(e), (g)	577,417
Net revenue	2,961,740	1,348,211	172,318	596,993	220,638	2,338,160	623,580	(5,239)		618,341
Cost of sales—product sales (exclusive of depreciation shown separately below)	868,221	840,180	—	—	—	840,180	28,041	984	(e), (g)	29,025
Cost of sales—service revenue (exclusive of depreciation shown separately below)	677,633	—	41,452	368,644	41,438	451,534	226,099	(6,717)	(e), (g)	219,382
Gross profit	1,415,886	508,031	130,866	228,349	179,200	1,046,446	369,440	494		369,934
Selling and marketing expense	641,826	290,009	23,075	15,231	113,330	441,645	200,181	1,209	(e)	201,390
General and administrative expense	392,532	105,040	33,065	74,150	62,158	274,413	118,119	6,413	(e), (f), (g)	124,532
Other operating expense	57,937	28,747	—	—	8,166	36,913	21,024	124	(g)	21,148
Amortization of non-cash marketing	24,458	450	—	—	—	450	24,008	—		24,008
Amortization of intangibles	59,240	6,786	12,610	13,520	10,287	43,203	16,037	—		16,037
Depreciation	73,800	17,089	3,853	18,592	5,419	44,953	28,847	—		28,847
Operating income (loss)	166,093	59,910	58,263	106,856	(20,160)	204,869	(38,776)	(7,252)		(46,028)
Other income (expense):
Interest income	37,750	189	5,278	13,877	277	19,621	18,129	16,215	(e)	34,344
Interest expense	(30,613)	—	(116)	(399)	(521)	(1,036)	(29,577)	(180)	(e)	(29,757)
Equity in income of unconsolidated affiliates	14,483	—	—	1,825	—	1,825	12,658	—		12,658
Other income (expense)	7,650	(256)	(849)	(125)	1	(1,229)	8,879	—		8,879
Total other income (expense), net	29,270	(67)	4,313	15,178	(243)	19,181	10,089	16,035		26,124
Earnings (loss) from continuing operations before income taxes and minority interest	195,363	59,843	62,576	122,034	(20,403)	224,050	(28,687)	8,783		(19,904)
Income tax (provision) benefit	(71,258)	(22,771)	(24,005)	(44,510)	7,788	(83,498)	12,240	(4,473)	(h)	7,767
Minority interest in losses (income) of consolidated subsidiaries	240	—	(3)	205	—	202	38	—		38
Earnings (loss) from continuing operations	$124,345	$37,072	$38,568	$77,729	$(12,615)	$140,754	$(16,409)	$4,310		$(12,099)

Earnings (loss) per share from continuing operations: (i)
Basic earnings (loss) per share	$0.43									$(0.08)
Diluted earnings (loss) per share	$0.41									$(0.08)

Non-cash compensation expense is included in the following line items in the condensed combined statements of operations:

Cost of sales	$3,886	$480	$107	$390	$176	$1,153	$2,733	$—		$2,733
Selling and marketing expense	4,254	525	117	428	192	1,262	2,992	—		2,992
General and administrative expense	42,518	5,247	1,133	4,124	2,109	12,613	29,905	5	(g)	29,910
Other operating expense	101	4	—	—	2	6	95	(5)	(g)	90
Total non-cash compensation expense	$50,759	$6,256	$1,357	$4,942	$2,479	$15,034	$35,725	$—		$35,725

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

IAC/INTERACTIVECORP AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

	IAC Condensed Including EPI Year Ended December 31, 2007	(j) EPI Year Ended December 31, 2007	Subtotal	HSN, Inc. Condensed Year Ended December 31, 2007	Interval Leisure Group, Inc. Condensed Year Ended December 31, 2007	Ticketmaster Condensed Year Ended December 31, 2007	Tree.com, Inc. Condensed Year Ended December 31, 2007	Total Spincos	Subtotal	Spincos Pro Forma Adjustments	Notes	Total Pro Forma Condensed Year Ended December 31, 2007
	(In thousands)
Product sales	$3,180,771	$179,143	$3,001,628	$2,908,242	$—	$—	$—	$2,908,242	$93,386	$4	(e)	$93,390
Service revenue	3,192,639	—	3,192,639	—	360,407	1,240,477	346,378	1,947,262	1,245,377	(6,185)	(e), (g)	1,239,192
Net revenue	6,373,410	179,143	6,194,267	2,908,242	360,407	1,240,477	346,378	4,855,504	1,338,763	(6,181)		1,332,582
Cost of sales—product sales (exclusive of depreciation shown separately below)	1,934,976	51,662	1,883,314	1,820,048	—	—	—	1,820,048	63,266	1,641	(e), (g)	64,907
Cost of sales—service revenue (exclusive of depreciation shown separately below)	1,439,480	58	1,439,422	—	100,799	766,538	73,114	940,451	498,971	(9,557)	(e), (g)	489,414
Gross profit	2,998,954	127,423	2,871,531	1,088,194	259,608	473,939	273,264	2,095,005	776,526	1,735		778,261
Selling and marketing expense	1,343,542	83,712	1,259,830	595,911	45,835	43,487	187,612	872,845	386,985	4,537	(e)	391,522
General and administrative expense	842,938	29,801	813,137	211,955	71,913	149,478	122,111	555,457	257,680	15,871	(e), (f), (g)	273,551
Other operating expense	106,329	811	105,518	59,051	—	—	(9)	59,042	46,476	(48)	(g)	46,428
Amortization of non-cash marketing	54,112	—	54,112	4,442	—	—	—	4,442	49,670	—		49,670
Amortization of intangibles	147,417	11,455	135,962	12,681	26,879	26,200	34,469	100,229	35,733	—		35,733
Depreciation	156,416	5,261	151,155	34,363	8,415	38,458	10,058	91,294	59,861	—		59,861
Goodwill impairment	507,764	48,301	459,463	—	—	—	459,463	459,463	—	—		—
Operating (loss) income	(159,564)	(51,918)	(107,646)	169,791	106,566	216,316	(540,440)	(47,767)	(59,879)	(18,625)		(78,504)
Other income (expense):
Interest income	67,516	188	67,328	252	10,345	33,065	1,171	44,833	22,495	36,436	(e)	58,931
Interest expense	(61,069)	(2)	(61,067)	—	(205)	(1,003)	(986)	(2,194)	(58,873)	(181)	(e)	(59,054)
Gain on sale of VUE interests	16,669	—	16,669	—	—	—	—	—	16,669	—		16,669
Equity in income of unconsolidated affiliates	28,653	—	28,653	—	—	6,301	—	6,301	22,352	—		22,352
Other income (expense)	35,717	(71)	35,788	(256)	(606)	1,120	14	272	35,516	—		35,516
Total other income (expense), net	87,486	115	87,371	(4)	9,534	39,483	199	49,212	38,159	36,255		74,414
(Loss) earnings from continuing operations before income taxes and minority interest	(72,078)	(51,803)	(20,275)	169,787	116,100	255,799	(540,241)	1,445	(21,720)	17,630		(4,090)
Income tax (provision) benefit	(138,052)	9,123	(147,175)	(64,554)	(45,032)	(89,007)	(10,161)	(208,754)	61,579	(63,900)	(h)	(2,321)
Minority interest in losses (income) of consolidated subsidiaries	4,561	—	4,561	—	(12)	2,559	—	2,547	2,014	—		2,014
(Loss) earnings from continuing operations	$(205,569)	$(42,680)	$(162,889)	$105,233	$71,056	$169,351	$(550,402)	$(204,762)	$41,873	$(46,270)		$(4,397)

Loss per share from continuing operations: (i)
Basic loss per share	$(0.72)											$(0.03)
Diluted loss per share	$(0.72)											$(0.03)

Non-cash compensation expense is included in the following line items in the condensed combined statements of operations:

Cost of sales	$7,978	$59	$7,919	$937	$282	$800	$248	$2,267	$5,652	$—		$5,652
Selling and marketing expense	8,732	65	8,667	1,025	308	876	272	2,481	6,186	—		6,186
General and administrative expense	88,699	617	88,082	10,189	3,039	10,896	2,403	26,527	61,555	11	(g)	61,566
Other operating expense	203	—	203	9	—	—	2	11	192	(11)	(g)	181
Total non-cash compensation expense	$105,612	$741	$104,871	$12,160	$3,629	$12,572	$2,925	$31,286	$73,585	$—		$73,585

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

IAC/INTERACTIVECORP AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

	IAC Condensed Including EPI Year Ended December 31, 2006	(j) EPI Year Ended December 31, 2006	Subtotal	HSN, Inc. Condensed Year Ended December 31, 2006	Interval Leisure Group, Inc. Condensed Year Ended December 31, 2006	Ticketmaster Condensed Year Ended December 31, 2006	Tree.com, Inc. Condensed Year Ended December 31, 2006	Total Spincos	Subtotal	Spincos Pro Forma Adjustments	Notes	Total Pro Forma Condensed Year Ended December 31, 2006
	(In thousands)
Product sales	$3,127,958	$194,002	$2,933,956	$2,877,954	$—	$—	$—	$2,877,954	$56,002	$19	(e)	$56,021
Service revenue	2,780,944	—	2,780,944	—	288,646	1,062,672	476,478	1,827,796	953,148	(8,576)	(e), (g)	944,572
Net revenue	5,908,902	194,002	5,714,900	2,877,954	288,646	1,062,672	476,478	4,705,750	1,009,150	(8,557)		1,000,593
Cost of sales—product sales (exclusive of depreciation shown separately below)	1,860,245	55,302	1,804,943	1,765,203	—	—	—	1,765,203	39,740	1,794	(e), (g)	41,534
Cost of sales—service revenue (exclusive of depreciation shown separately below)	1,120,174	2,935	1,117,239	—	66,293	637,152	73,217	776,662	340,577	(13,031)	(e), (g)	327,546
Gross profit	2,928,483	135,765	2,792,718	1,112,751	222,353	425,520	403,261	2,163,885	628,833	2,680		631,513
Selling and marketing expense	1,265,840	85,682	1,180,158	584,997	41,635	20,123	218,910	865,665	314,493	8,027	(e)	322,520
General and administrative expense	748,220	27,481	720,739	186,261	61,538	118,317	119,284	485,400	235,339	15,016	(e), (f), (g)	250,355
Other operating expense	114,188	3,892	110,296	56,800	—	—	15,168	71,968	38,328	(641)	(g)	37,687
Amortization of non-cash marketing	37,125	—	37,125	—	—	—	—	—	37,125	—		37,125
Amortization of intangibles	182,732	29,933	152,799	34,224	25,220	27,109	24,018	110,571	42,228	—		42,228
Depreciation	150,503	5,704	144,799	37,273	7,832	35,080	11,710	91,895	52,904	—		52,904
Goodwill impairment	189,085	189,085	—	—	—	—	—	—	—	—		—
Operating income (loss)	240,790	(206,012)	446,802	213,196	86,128	224,891	14,171	538,386	(91,584)	(19,722)		(111,306)
Other income (expense):
Interest income	70,381	401	69,980	586	8,914	33,982	1,307	44,789	25,191	38,561	(e)	63,752
Interest expense	(60,075)	(1)	(60,074)	—	(357)	(302)	(1,556)	(2,215)	(57,859)	(18)	(e)	(57,877)
Equity in income of unconsolidated affiliates	34,324	—	34,324	—	—	2,997	—	2,997	31,327	—		31,327
Other (expense) income	(2,458)	—	(2,458)	(1,040)	(774)	982	(207)	(1,039)	(1,419)	(337)	(g)	(1,756)
Total other income (expense), net	42,172	400	41,772	(454)	7,783	37,659	(456)	44,532	(2,760)	38,206		35,446
Earnings (loss) from continuing operations before income taxes and minority interest	282,962	(205,612)	488,574	212,742	93,911	262,550	13,715	582,918	(94,344)	18,484		(75,860)
Income tax (provision) benefit	(119,245)	41,741	(160,986)	(79,210)	(35,868)	(85,967)	(5,022)	(206,067)	45,081	3,380	(h)	48,461
Minority interest in losses of consolidated subsidiaries	548	—	548	—	—	118	—	118	430	337	(g)	767
Earnings (loss) from continuing operations	$164,265	$(163,871)	$328,136	$133,532	$58,043	$176,701	$8,693	$376,969	$(48,833)	$22,201		$(26,632)

Earnings (loss) per share from continuing operations: (i)
Basic earnings (loss) per share	$0.54											$(0.17)
Diluted earnings (loss) per share	$0.51											$(0.17)

Non-cash compensation expense is included in the following line items in the condensed combined statements of operations:

Cost of sales	$6,962	$(6)	$6,968	$755	$225	$654	$263	$1,897	$5,071	$—		$5,071
Selling and marketing expense	7,621	(5)	7,626	1,117	210	646	289	2,262	5,364	—		5,364
General and administrative expense	77,613	(54)	77,667	9,867	2,851	6,539	1,603	20,860	56,807	6	(g)	56,813
Other operating expense	148	—	148	7	—	—	22	29	119	(6)	(g)	113
Total non-cash compensation expense	$92,344	$(65)	$92,409	$11,746	$3,286	$7,839	$2,177	$25,048	$67,361	$—		$67,361

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

IAC/INTERACTIVECORP AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

	IAC Condensed Including EPI Year Ended December 31, 2005	(j) EPI Year Ended December 31, 2005	Subtotal	HSN, Inc. Condensed Year Ended December 31, 2005	Interval Leisure Group, Inc. Condensed Year Ended December 31, 2005	Ticketmaster Condensed Year Ended December 31, 2005	Tree.com, Inc. Condensed Year Ended December 31, 2005	Total Spincos	Subtotal	Spincos Pro Forma Adjustments	Notes	Total Pro Forma Condensed Year Ended December 31, 2005
	(In thousands)
Product sales	$2,887,029	$216,078	$2,670,951	$2,670,951	$—	$—	$—	$2,670,951	$—	$—		$—
Service revenue	2,137,606	—	2,137,606	—	260,843	928,704	421,355	1,610,902	526,704	(3,211)	(e), (g)	523,493
Net revenue	5,024,635	216,078	4,808,557	2,670,951	260,843	928,704	421,355	4,281,853	526,704	(3,211)		523,493
Cost of sales—product sales (exclusive of depreciation shown separately below)	1,715,154	68,575	1,646,579	1,647,857	—	—	—	1,647,857	(1,278)	1,287	(e), (g)	9
Cost of sales—service revenue (exclusive of depreciation shown separately below)	892,295	3,841	888,454	—	60,794	561,060	66,342	688,196	200,258	(7,146)	(e), (g)	193,112
Gross profit	2,417,186	143,662	2,273,524	1,023,094	200,049	367,644	355,013	1,945,800	327,724	2,648		330,372
Selling and marketing expense	965,077	85,408	879,669	500,877	38,424	17,691	176,749	733,741	145,928	4,606	(e)	150,534
General and administrative expense	725,911	33,753	692,158	171,180	56,213	121,695	101,975	451,063	241,095	14,752	(e), (f), (g)	255,847
Other operating expense	87,687	3,604	84,083	55,494	—	—	15,001	70,495	13,588	(812)	(g)	12,776
Amortization of intangibles	185,157	6,384	178,773	59,444	25,220	28,748	35,314	148,726	30,047	—		30,047
Depreciation	127,073	4,766	122,307	40,947	7,368	33,495	6,720	88,530	33,777	—		33,777
Operating income (loss)	326,281	9,747	316,534	195,152	72,824	166,015	19,254	453,245	(136,711)	(15,898)		(152,609)
Other income (expense):
Interest income	138,478	133	138,345	345	6,518	17,417	195	24,475	113,870	20,330	(e)	134,200
Interest expense	(77,316)	(14)	(77,302)	(992)	(623)	(65)	(2,195)	(3,875)	(73,427)	(135)	(e)	(73,562)
Gain on sale of VUE interests	523,487	—	523,487	—	—	—	—	—	523,487	—		523,487
Equity in income of unconsolidated affiliates	47,844	—	47,844	—	—	3,401	—	3,401	44,443	—		44,443
Other (expense) income	(12,552)	325	(12,877)	(1,118)	(272)	689	(35)	(736)	(12,141)	(327)	(g)	(12,468)
Total other income (loss), net	619,941	444	619,497	(1,765)	5,623	21,442	(2,035)	23,265	596,232	19,868		616,100
Earnings from continuing operations before income taxes and minority interest	946,222	10,191	936,031	193,387	78,447	187,457	17,219	476,510	459,521	3,970		463,491
Income tax provision	(375,188)	(5,037)	(370,151)	(66,310)	(29,204)	(68,288)	(11,420)	(175,222)	(194,929)	29,538	(h)	(165,391)
Minority interest in (income) losses of consolidated subsidiaries	(2,129)	—	(2,129)	—	—	(1,470)	52	(1,418)	(711)	327	(g)	(384)
Earnings from continuing operations	$568,905	$5,154	$563,751	$127,077	$49,243	$117,699	$5,851	$299,870	$263,881	$33,835		$297,716

Earnings per share from continuing operations: (i)
Basic earnings per share	$1.70											$1.76
Diluted earnings per share	$1.60											$1.66

Non-cash compensation expense is included in the following line items in the condensed combined statements of operations:

Cost of sales	$7,364	$60	$7,304	$524	$82	$1,664	$317	$2,587	$4,717	$—		$4,717
Selling and marketing expense	5,840	47	5,793	1,143	46	621	333	2,143	3,650	—		3,650
General and administrative expense	124,215	989	123,226	12,057	1,131	18,020	6,620	37,828	85,398	1	(g)	85,399
Other operating expense	118	1	117	1	—	—	115	116	1	(1)	(g)	—
Total non-cash compensation expense	$137,537	$1,097	$136,440	$13,725	$1,259	$20,305	$7,385	$42,674	$93,766	$—		$93,766

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

IAC/INTERACTIVECORP AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(In thousands)

		As of June 30, 2008	As of December 31, 2007	As of December 31, 2006

(a)	To record the decrease to IAC’s cash and cash equivalents pursuant to the terms of the spin-off.

	Cash and cash equivalents	$(150,807)	$(77,755)	$(82,694)

(b)

To reflect the Spincos’ historical income tax assets and liabilities and related impact to the carrying value of the Spincos’ goodwill as if each had been a member of IAC’s consolidated group for all periods presented.

	Current deferred tax asset	$11,145	$1,238	$33,798
	Goodwill	2,303	122	21
	Non-current deferred tax asset	92,039	82,542	854
	Current income taxes payable	4,084	(535)	4,968
	Non-current income taxes payable	(17)	—	—
	Non-current deferred tax liability	60,197	34,054	(70,447)
	Minority interest	723	723	—

(c)	To reclassify the Spincos’ historical assets, liabilities and shareholders’ equity, including pro forma adjustments above, from continuing operations to discontinued operations.

	Cash and cash equivalents	$35,567	$56,287	$54,841
	Current assets of discontinued operations	1,779,535	1,729,192	1,890,387
	Non-current assets of discontinued operations	6,032,712	6,101,743	6,405,393
	Accounts payable, trade	35,567	56,287	54,841
	Current liabilities of discontinued operations	1,244,824	1,265,307	1,400,030
	Non-current liabilities of discontinued operations	1,097,550	1,127,479	1,249,315
	Invested capital	8,377,730	8,174,212	7,806,592
	(Receivable from) payable to IAC and subsidiaries	(2,615,327)	(2,471,675)	(2,349,665)
	(Accumulated deficit) retained earnings	(460,202)	(334,882)	145,194
	Accumulated other comprehensive income	57,365	42,399	61,772

(d)	To reclassify the assets and liabilities of EPI as “Assets held for sale” and “Liabilities held for sale” as of December 31, 2006.

IAC/INTERACTIVECORP AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
(Continued)

(In thousands)

		For the Six Months Ended		For the Year Ended
		June 30, 2008	June 30, 2007	December 31, 2007	December 31, 2006	December 31, 2005

(e)	To reclassify the previously recorded elimination of intercompany transactions between the Spincos and IAC’s other subsidiaries from continuing operations to discontinued operations as follows:

	Product sales	$—	$2	$4	$19	$—
	Service revenue	1,231	1,312	3,591	614	758
	Cost of sales-product sales	325	600	1,352	1,095	166
	Cost of sales-service revenue	26	220	508	(3,142)	(2,056)
	Selling and marketing expense	633	1,209	4,537	8,027	4,606
	General and administrative expense	16	45	99	25	(723)
	Interest income	5,490	16,215	36,436	38,561	20,330
	Interest expense	(4,833)	(180)	(181)	(18)	(135)

(f)	To reverse allocations previously made to the Spincos by IAC in the preparation of each Spinco’s historical carve-out financial statements.

	General and administrative expense	$5,945	$7,452	$16,684	$14,350	$14,663

(g)	To reverse classification and other adjustments made by IAC in the preparation of the Spincos’ historical carve- out financial statements.

	Service revenue	$—	$(6,553)	$(9,776)	$(9,190)	$(3,969)
	Cost of sales-product sales	59	384	289	699	1,121
	Cost of sales-service revenue	(59)	(6,937)	(10,065)	(9,889)	(5,090)
	General and administrative expense	8	(1,084)	(912)	641	812
	Other operating expense	(8)	124	(48)	(641)	(812)
	Goodwill impairment	(1,548)	—	—	—	—
	Other (expense) income	(1,797)	—	—	(337)	(327)
	Minority interest in losses of unconsolidated subsidiaries	—	—	—	337	327

(h)	To reflect each Spinco’s historical income tax (provision) benefit as if it had been a member of IAC’s consolidated group for all periods presented.

	Income tax (provision) benefit	$(10,052)	$(4,473)	$(63,900)	$3,380	$29,538

(i)	Historical (loss) earnings per share have been restated to give effect to the one-for-two reverse stock split.

(j)	To classify the results of operations of EPI as discontinued operations for each of the years in the three-year period ended December 31, 2007.